© MediciNova, Inc. 2009 Accelerating the global development and commercialization of innovative pharmaceuticals Exhibit 99.1

© MediciNova, Inc. 2009
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-
looking statements include statements regarding MediciNova’s clinical trials supporting safety and efficacy of product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, anticipated benefits of the merger with Avigen, Inc., value and benefits to stockholders from such transaction, strategies, future performance, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," "projects," "can," "could," "may," "would," or similar expressions. Actual results or events may differ materially from those expressed or implied in any forward-
looking statements due to various factors, including the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities; the timing of expected filings with the FDA; MediciNova’s failure to execute strategic plans or strategies successfully;
MediciNova’s collaborations with third parties; failure to complete the merger with Avigen, Inc. on a timely basis or at all; the availability of funds to complete product development plans and MediciNova’s ability to raise sufficient capital when needed; intellectual property or contract rights; and the other risks and uncertainties described in
MediciNova’s filings with the Securities and Exchange Commission, including MediciNova’s annual report on Form
10-K for the year ended December 31, 2008 and its subsequent periodic reports on Forms 10-Q and 8-K. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof.
MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.
Forward-Looking Statements
Forward-Looking Statements

© MediciNova, Inc. 2009
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This material is not a substitute for the registration statement/prospectus/proxy statement MediciNova, Inc. and Avigen, Inc. will file with the SEC or any other documents that the parties may file with the SEC and send to their respective shareholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF
AVIGEN, INC. ARE URGED TO READ ANY SUCH DOCUMENTS FILED WITH THE SEC CAREFULLY
IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders will be able to obtain free copies of any documents filed with the SEC by MediciNova, Inc. and Avigen, Inc.
through the website maintained by the SEC at http://www.sec.gov.

© MediciNova, Inc. 2009 4
Development Company Focused on Differentiated Product Candidates
•
Unique access to differentiated, potentially high-value assets primarily from Japanese alliances
New Approaches to Treat Serious Medical Conditions:
•
MN-221: Intravenous (IV) acute asthma and COPD candidate
•
Potential $1 Billion+ combined market opportunity worldwide
•
MN-166: oral multiple sclerosis candidate
•
In 2008, over $8B in worldwide MS therapeutic sales*
•
A diversified portfolio consisting of six additional compounds
Corporate Overview:
Corporate Overview:
MediciNova, Inc.
MediciNova, Inc.
*Source: Individual annual reports of leading MS companies, 2008
MNOV Headquarters:
San Diego, CA
Key Financials:
•
Signed Definitive Merger Agreement w/ Avigen, Inc. on 8/20/2009; anticipated closing 4Q09
•
Dual listed company on NasdaqGM and Osaka Securities Exchange – Hercules
•
~$40.7 million net Cash, Cash Equivalents and Marketable Securities  as of 6/30/2009
•
~$85.5 million Market Cap (NasdaqGM) as of 8/19/09

Kyorin

KISSEI

Mitsubishi Tanabe Pharma

ANGIOGENE
PHARMACEUTICALS LTD

Meiji

MEDICINOVA

© MediciNova, Inc. 2009 5
In-License:
•
Novel, small-molecule product candidates with significant clinical or preclinical data packages and attractive market opportunities
Conduct Proof-of-Concept Clinical Trials:
•
Conduct Phase I and Phase II clinical trials to demonstrate
safety and efficacy of compound
Two Pathways Towards ROI After Phase II:
1. Continue internal development of compound towards
commercialization
2. Seek partnership for further development of compound
Business Model:
Business Model:
Return On Investment
Return On Investment
MediciNova intends to pursue further development of MN-221 independently in the United
States; however, following our completion of the Phase II clinical trial of MN-166 for the treatment of MS, we are not planning to pursue any further significant clinical development of MN-166 until we secure a strategic collaboration to further development.

Avigen
Avigen
Transaction Overview
Transaction Overview
6 © MediciNova, Inc. 2009
Transaction
•
•
•
Rationale
•
•
•
•
Signed Definitive Merger Agreement with Avigen, Inc. on 8/20/2009.
Following the completion of the transaction, Avigen will become a wholly-owned subsidiary of MediciNova.
Anticipated closing will be 4Q, 2009.
AV-411 (ibudilast) preclinical materials can be used as support for the development pathway for MN-166
Anticipated cost savings of up to ~$7.0 million for MediciNova to reproduce data.
Clinical data with higher dose of ibudilast, an open IND and obtaining control of the AV-411 use patent are expected to enhance partnering potential and shorten the time to approval.
Avigen’s significant cash balance represents a potential financing opportunity with MediciNova  potentially deriving proceeds of up to $37 million, assuming some or all of Avigen’s stockholders elect to receive
MediciNova convertible notes in the transaction and subsequently convert those notes.

© MediciNova, Inc. 2009
Avigen
Avigen
Transaction Overview
Transaction Overview
7
Merger Consideration
•
Each Avigen stockholder will have the option of receiving their pro rata allocation of cash or convertible notes aggregating approximately $37.0 million, subject to potential upward and downward adjustments as set forth in the merger agreement:
•
First payment consideration of approximately $35.5 million; and
•
Second payment consideration of approximately $1.5 million payable on June 30, 2010.
•
This holdback amount is being held for any adjustments to certain Avigen defined expenses, marketable security risk, sub-tenant risk, and other liabilities in excess of amounts agreed by the parties.
•
Contingent Payment Rights
•
Provides for payment of certain assets to Avigen shareholders on a pro rata basis:
•
$6.0 million milestone payment from Genzyme Corporation if such payment is received within 20 months of effective time of merger.
•
If the milestone payment has not occurred and the Parkinson’s product (as defined in the Genzyme
Agreement) is sold by MediciNova within 20 months of the effective time of the merger, 50% of the net proceeds from such sale received within such 20-month period.
• Certain amounts remaining in a plan trust created by Avigen upon satisfaction of certain severance and benefits payments.

© MediciNova, Inc. 2009
Avigen
Avigen
Transaction Overview
Transaction Overview
8
Convertible Notes Consideration
•
18-month maturity from the date of closing of merger (no early cash redemption).
•
Principal from the notes will be held in a trust account with principal invested in certain approved investment options.
•
The notes can be converted on a monthly basis into common shares of MediciNova at an initial conversion price equal to $6.80.
Approval Conditions
•
Requires affirmative vote of a majority of outstanding stock entitled to vote of:
•
MediciNova for the approval of the issuance of the convertible notes; and
•
Avigen for the adoption of the Merger Agreement.
Other Provisions
•
Customary conditions to closing and termination rights.
•
No break-up fees to either party; however, if Avigen board changes its recommendation and the merger is not approved, MediciNova entitled to receive 50% of out of pocket expenses up to $500,000.

(1)
Assumes first payment consideration and second payment consideration aggregate $37.0 million and are both paid at closing and that MediciNova issues no shares or options from August 20, 2009 through the first conversion date of the convertible notes.
(2)
Assumes the convertible notes convert to MediciNova shares at $6.80.
(3)
Assumes all convertible notes are converted into MediciNova shares on the first monthly conversion date.
Sources of information: SEC Edgar Filings
Pro Forma Stockholder Review
Pro Forma Stockholder Review
This pro forma ownership review is presented for illustrative purposes only and does not indicate actual ownership of MediciNova shares at any past, present, of future date.
Actual ownership of MediciNova shares will depend on a variety of factors, including the actual amounts of the First Payment Consideration and Second Payment Consideration
and the rounding of fractional shares set forth in the indenture governing the convertible notes.
Summary Securities Ownership Review (Fully Diluted Basis)
Pre -Transaction Pro Forma Shares Outstanding Post-Transaction
(1)
Consideration
Shares All Cash
50% Cash
50% Conv. Notes
(2) (3)
100% Conv. Notes
(2) (3)
Common Stock Equivalents
MediciNova Stockholders 12,048,003 12,048,003 12,048,003 12,048,003
Avigen Stockholders - - 2,717,712 5,435,424
MediciNova Exercisable Options 1,711,350 1,711,350 1,711,350 1,711,350
13,759,353 13,759,353 16,477,065 19,194,777
Ownership %
MediciNova Stockholders 87.6% 87.6% 73.1% 62.8%
Avigen Stockholders 0.0% 0.0% 16.5% 28.3%
MediciNova Exercisable Options 12.4% 12.4% 10.4% 8.9%
100.0% 100.0% 100.0% 100.0%

© MediciNova, Inc. 2009 10
Definition:
Multiple sclerosis (MS) is an inflammatory demyelinating disease of the central nervous system (CNS), affecting approximately 500,000 people in the United States and 2 million people worldwide.
There is no cure for the disease.
Multiple Sclerosis Market:
Over $8 billion worldwide sales in 2008*
Current Standard of Care:
•
Beta interferons (Rebif, Avonex, Betaserone), Copaxone ® , Tysabri ®
•
Administered either by intramuscular or subcutaneous injection or infusion
MN-166 for Multiple Sclerosis:
•
Oral Administration
•
Anti-inflammatory and neuroprotective propreties
Multiple Sclerosis
Multiple Sclerosis
*Source: Individual annual reports of leading MS companies, 2008

© MediciNova, Inc. 2009
Placebo-controlled, randomized, double-blind Phase II study:
•
Year 1 - 0, 10 mg three times a day (tid), 20 mg tid
•
Year 2 - 10 mg tid, 20 mg tid
•
n ~ 100 MS patients/group @ 25 sites in Serbia, Ukraine, Belarus, Bulgaria and
Romania
Key inclusion criteria:
•
Males or females aged 18 to 55 years, with relapsing remitting (RR) and/or secondary progressive (SP) Multiple Sclerosis with continued relapses;
•
A definite diagnosis of relapsing MS using the new International Committee recommendations (MacDonald Criteria);
•
One MRI scan taken two weeks prior to treatment start using a standardized MRI protocol with at least one Gd-enhancing lesion;
•
An Expanded Disability Status Scale (EDSS) score of 5.5 or less at the screening and baseline visits.
Completed Clinical Study:
Completed Clinical Study:
MN-166-CL-001
MN-166-CL-001
11

© MediciNova, Inc. 2009
MN-166 Effects Outcomes Related to Disease Progression in RRMS Patients
Clinical and MRI Outcomes:
Indicative of Potential Neuroprotective Effect:
1. Reduced Brain Volume Loss
2. Reduced Conversion of Acute Lesions to Persistent Black Holes
3.
Sustained disability progression was significantly less likely (~50%)
Acute Clinical Benefit:
•
Prolong time to relapse (by 127 days.)
MN-166 was very well tolerated in Phase II study:
89% (264 of 297) of subjects completed the first 12 months of the study
82.5% (245 of 297) of subjects completed the full 24 months of the study
GI adverse effects as a group and depression were the only adverse events to occur more frequently in MN-166-treated than in placebo-treated subjects
12
P-Value:  0.044
P-Value:  0.030
MN-166 Targets Primarily
MN-166 Targets Primarily
Chronic Aspects of MS
Chronic Aspects of MS
P-Value:  0.026
P-Value:  0.004

60 mg
30 mg
PBO to 60 mg
PBO to 30 mg
0
0.5
1
1.5
2
2.5

MEDICINOVA

© MediciNova, Inc. 2009
N=71                           1.59
Chronic Efficacy Demonstrated:
Chronic Efficacy Demonstrated:
Effects on Brain Volume
Effects on Brain Volume
N=70                                         1.79
N=34                                                         2.08
N=45                                                             2.12
Percent Brain Volume Reduction
Percent Brain Volume Reduction (0 - 24 months)
Brain volume loss was significantly less (p=0.030) in patients receiving 60 mg per day of MN-166 for 24 months compared to the other treatment groups
13

© MediciNova, Inc. 2009
Parameter
Treatment Groups
Placebo 30 mg/day 60 mg/day
Number Patients w. New Lesions at Month 2 72 64 56
Total Number New Lesions in all Patients 426 338 315
Total Number of Persistent Black Holes 98 58 47
Proportion of Lesions Evolving to PBH 0.23 0.17 0.14
p Value -
0.036 0.004
New T1 gadolinium-enhancing or new T2 lesions were defined as NL in the first on-study MRI at month 2
Lesions that were hypointense and inactive at month 10 were PBH
Relative Risk (RR) of NL evolution to PBH was analyzed using a general linear model with the error term from the Poisson distribution
Reduction of Persistent Black Hole
Reduction of Persistent Black Hole
(PBH) Formation
(PBH) Formation
14

© MediciNova, Inc. 2009
TREATMENT
Time Period
Placebo to Active
(N=100)
Active Drug
[30 mg (N=94), 60 mg (N=98)]
2 Years 21/100 (21%) 20/194 (10.4%)
Disability Progression is defined as a sustained increase in EDSS
(increase in EDSS  1 maintained for four consecutive months)
Sustained Disability Progression
Sustained Disability Progression
P-Value:  0.026
15

Figure 4-1 Plot of Time to First Relapse by Treatment (ITT)
Core (1-12 Months)

Survival Distribution Function
1.00
0.75
0.50
0.25
0.00
0
50
100
150
200
250
300
350
400
Time to First Relapse
STRATA:
treat=30mg/day
Censored treat=30mg/day
treat=60mg/day
Censored treat=60mg/day
treat=Placebo
Censored treat=Placebo

MEDICINOVA

© MediciNova, Inc. 2009 16 Acute Efficacy Demonstrated: Acute Efficacy Demonstrated: Time to First Relapse Time to First Relapse Median 401 days Median 244 days P-Value: 0.044

© MediciNova, Inc. 2009 17
AV-411 Package
•
Both AV-411 and MN-166 are derived from Ibudilast.
•
AV-411 preclinical data expected to support clinical package for MN-166.
•
Open IND for ibudilast.
•
AV-411 trial supports MN-166 dosing up to 100 milligrams (mg) versus the maximum dosing of 60 mg in the Phase 2 trial for MN-166.
•
Expected time savings of six to twelve months.
•
Analog compounds behind ibudilast.
•
First-generation development candidate:  AV1013.
•
Second-generation dual target leads.
Additional Value from Avigen
Additional Value from Avigen
Deal
Deal

© MediciNova, Inc. 2009 18
MN-166:  NEXT STEPS
MN-166:  NEXT STEPS
Seek Partnership for Further Development:
MediciNova’s strategic objective for MN-166 is to secure a partner to advance the clinical development of MN-166.

© MediciNova, Inc. 2009 19
Definition:
•
Long-lasting and severe asthma episode that is not responsive to initial bronchodilator or corticosteroid therapy
Market Opportunity*:
•
Approximately 2 million annual emergency room visits and 500,000 annual hospitalizations in the US
•
Approximately 2.7 million annual emergency room visits and 560,000 annual hospitalizations in UK/Spain/Germany/France/Italy
•
Potential $1 Billion+ combined market opportunity worldwide (Acute Asthma & COPD exacerbations)
Current Standard of Care (SOC):
•
Beta agonists - Inhaled
•
Anticholinergics (ipratropium bromide) - Inhaled
•
Corticosteroids (66-77% of patients) - IV or oral
*Source: National Center for Health Statistics / CDC, WHO website, “Core Health indicators”
Acute Exacerbations of Asthma
Acute Exacerbations of Asthma

© MediciNova, Inc. 2009 20
MN-221: A novel, highly selective
2
- adrenergic receptor agonist;
licensed from Kissei Pharmaceutical in 2004
Three Potential Advantages over current  therapy
1. Improved Efficacy
2. Improved Safety
3. Reduced Health Care Expenses
MN-221: A New Approach to Treating
MN-221: A New Approach to Treating
Acute Exacerbations of Asthma
Acute Exacerbations of Asthma

© MediciNova, Inc. 2009 21
•
MN-221 may improve efficacy over current standard of
care due to its route of administration.
•
Currently patients who are struggling to breathe are given
beta agonists in an inhaled formulation.
•
MN-221’s intravenous formulation allows MN-221 to
access the beta
2
receptors in the lungs without having to
pass through the constricted airways.
1) Improved Efficacy
1) Improved Efficacy

© MediciNova, Inc. 2009 22
•
MN-221 has a higher selectivity for the beta
2
receptors
than the beta
1
receptors as compared with other beta
2
agonists.
•
MN-221 is only a partial agonist for the beta
1
receptor.
•
This may result in fewer cardiovascular side effects which
are common with the current standard of care.
2) Improved Safety
2) Improved Safety

© MediciNova, Inc. 2009 23
•
Approximately 25% of patients who present to the emergency
department with an acute exacerbation of asthma have to be
hospitalized.
•
Based on clinical data obtained in our first emergency
department-based study, patients treated with MN-221 in the
emergency department may lower the hospitalization rate.
3) Reduced
3) Reduced
Health Care
Health Care
Expenses
Expenses

© MediciNova, Inc. 2009 24
Human
Human
-Adrenergic Receptor
-Adrenergic Receptor
Selectivity
Selectivity
Test Drug
1
IC
50
(M)
2
IC
50
(M)
2
-Adrenoceptor Selectivity
(IC
50
for
1
/ IC
50
for
2
)
Levalbuterol 7.40E-06 1.40E-06 5.3
Albuterol 9.40E-06 1.60E-06 5.9
Terbutaline 6.00E-05 6.50E-06 9.2
MN-221 5.90E-06 1.40E-07 42.4

250
200
150
100
50
0
Heart Rate (BPM)
0
60
120
180
240
Time (Minutes)
Vehicle
Albuterol 10 µg/kg
0.3 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)
3 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)
30 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)

MEDICINOVA

© MediciNova, Inc. 2009 Effect on Heart rate: Effect on Heart rate: Combination of MN-221 & Albuterol Combination of MN-221 & Albuterol in Dogs in Dogs 25

© MediciNova, Inc. 2009
MN-221 Phase II Study Designs
MN-221 Phase II Study Designs
26
CL-004 CL-005 CL-006 CL-007
Type of
Asthma
Mild-to-moderate
Moderate-to-
Severe
Acute
Exacerbations
Acute
Exacerbations
FEV
1
(Entry Criteria)
FEV1
60%
75%
FEV1
40%
FEV1
55%
FEV1
50%
Number Patients
23 17 29 200
Number Sites
4 4 8 ~45
Doses Tested
compared to
Placebo
5.25, 15, 52.5,
150, 240, 450,
900 µg
over 15 min
1080 µg over 2-hr;
1,125 µg over 1-hr
240, 450 µg
over 15 min;
1080 µg over 2-hr
1200 µg over 1-hr

Changes in Percent Predicted FEV1 from Start of Infusion to End of Infusion (15 minutes)
Population: Intent-to-Treat
Δ % Predicted FEV1
14%
12%
10%
8%
6%
4%
2%
0%
MN-221
Placebo
p<0.05
p<0.0001
p<0.001
p<0.0001
p<0.0001
Placebo
0.35 μg/min.
1.0 μg/min.
3.5 μg/min.
10 μg/min.
16 μg/min.
30 μg/min.
60 μg/min.

MEDICINOVA

MN-221-CL-004: MN-221-CL-004: Mean Change in FEV Mean Change in FEV 1 1 (at 15 min.) (at 15 min.) Baseline: 77.83% 77.67% 76.78% 81.60% 74.78% 75.78% 78.07% 79.78% © MediciNova, Inc. 2009 27

Change in % Predicted FEV1 from Start of Infusion to End of Infusion
Population: Intent-to-Treat
Δ % Predicted FEV1
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Placebo at 1 hour
1125 µg (1 hour)
Placebo at 2 hour
1080 µg (2 hour)

MEDICINOVA

© MediciNova, Inc. 2009
MN-221-CL-005:
MN-221-CL-005:
Mean Change in FEV
Mean Change in FEV
1
1
(at end of infusion)
(at end of infusion)
28
Baseline:
64.57%
Baseline:
69.35%
Mean:
Mean:
82.04%
82.04%
Mean:
Mean:
81.47%
81.47%
Baseline:
68.64%
Baseline:
68.64%

Hospitalization Rate
by Treatment Arm
Percent of Patients Hospitalized
50%
40%
30%
20%
10%
0%
25%
46%
MN-221 + SOC
Placebo + SOC

MEDICINOVA

© MediciNova, Inc. 2009 MN-221-CL-006 MN-221-CL-006 Hospitalization Rate by Treatment Group Hospitalization Rate by Treatment Group 29 MN-221 reduced the hospitalization rate by 45%

© MediciNova, Inc. 2009
Study Design
•
Randomized, placebo-controlled, double-blind, multi-center clinical trial
•
200 patients with severe, acute exacerbations of asthma (FEV
1
50%
predicted) at ~45 Emergency Department sites in North America,
Australia, and New Zealand
•
Dose:
• 40 µg/min for 15 minutes;13.3 µg/min for 45 minutes (1,200 µg)
•
Patients will receive Standard of Care (SOC) treatment in addition to adjunctive treatment with MN-221 or placebo
•
Primary efficacy endpoint will be improvement in FEV
1
(% predicted) at 5
hours
• The study is designed to have 80% power to detect a treatment difference of
5 percentage points in
FEV1
(% predicted) when comparing MN-221 + SOC to
Placebo + SOC at a two sided -level of 0.05.
MN-221-CL-007
MN-221-CL-007
30

© MediciNova, Inc. 2009 31
Exacerbations of Chronic Obstructive Pulmonary
Disease (COPD) are a sustained worsening of the
patient's condition, from the stable state and beyond
normal day-to-day variations, that is acute in onset.
• An estimated 10 million adults with COPD in the US
1.5 million hospital emergency department visits
726,000 hospitalizations
119,000 deaths
•
The direct/indirect costs related to COPD amounted to
approximately $42.6 billion in 2007.
MN-221: Expanded Indication –
MN-221: Expanded Indication –
COPD Exacerbations
COPD Exacerbations
COPD patients are generally more ill than asthmatics with
overall higher hospitalizations and mortality.
Source: CDC, CDC COPD surveillance in U.S. 2000; US Census; American Lung Association website
COPD
Discharged
Hospitalized
72%
28%
1,900
Asthma
52%
48%
1,500
Hospitalization rates amongst
Asthma and COPD patients
Thousands
726
532

© MediciNova, Inc. 2009 32
MN-221
MN-221
Phase II Program
2007
2007
2008
2008
2009
2009
2010
2010
1H 1H 2H 2H 1H 1H 2H 2H 1H 1H 2H 2H 1H 1H 2H 2H
Acute Asthma
CL-004
Dose Escalation
CL-005
Prolonged Infusion
CL-006
Single-Blind
CL-007
Double-Blind
*
COPD Exacerbations
To be determined
MN-221 Phase II Clinical
MN-221 Phase II Clinical
Development Timeline
Development Timeline
Note: Development plans / timelines for MN-221 are subject to change
*Anticipated completion dates based on current projections

Core Candidates
Preclinical
Phase I
Phase II
Phase III
MN-166
(Multiple Sclerosis)
MN-221
(Exacerbations of Asthma/COPD)
COPD
Asthma
Non-Core Candidates
Preclinical
Phase I
Phase II
Phase III
MN-001 (Bronchial Asthma)
MN-305 (Anxiety Disorders)
MN-001 (Interstitial Cystitis)
MN-029 (Solid Tumors)
MN-221 (Preterm Labor)
MN-246 (Urinary Incontinence)
MN-447/462 (Thrombosis)

MEDICINOVA

© MediciNova, Inc. 2009 33 Commercially-Attractive Commercially-Attractive Diversified Portfolio Diversified Portfolio

© MediciNova, Inc. 2009 34
Dual Listing:
•
MNOV (NasdaqGM)
•
4875 (Osaka – Hercules)
Net Cash, Cash Equivalents and Marketable Securities:
~$40.7 million as of 6/30/09
Market cap as of 8/19/09:
~$85.5 million
Shares outstanding:
~12 million
Key Financials
Key Financials

© MediciNova, Inc. 2009 35
Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
33 Professor at USC, formerly Professor at
University of Pittsburgh; Advisor to JAFCO,
Tanabe
Shintaro Shintaro Asako, CPA
Asako, CPA
, CPA
Chief Financial Officer
11 KPMG USA (Audit), Arthur Andersen USA
Masatsune Masatsune Okajima, CMA
Okajima, CMA
, CMA
VP, Head of Japanese Office
17 Daiwa Securities SMBC,
Sumitomo Capital Securities, Sumitomo
Bank
Management Team with
Management Team with
Global Experience
Global Experience
Alan Dunton, MD, PhD
Alan Dunton , MD, PhD
Dunton, MD, PhD
, MD, PhD
Key Consultant & Board Director
20+ CEO of Panacos & Metaphore; President
of the Janssen Research Foundation, a
J&J company.

© MediciNova, Inc. 2009 36
MN-221 (Exacerbations of Asthma/COPD Exacerbations):
•
Proven mechanism of action
•
Highly selective with improved safety profile vs. standard of care
•
Positive Phase II efficacy and safety data for Acute Exacerbations of Asthma
•
Phase II study ongoing for Acute Exacerbations of Asthma
MN-166 (Multiple Sclerosis):
•
Both chronic and acute efficacy have been demonstrated in clinical studies completed to date
•
MediciNova seeking a partner to advance the clinical development of MN-166
•
Enhanced value with anticipated addition of Avigen’s AV-411 data package
Minimized Burn Rate:
•
Annual burn rate reduced compared to previous years as a result of focus on
MN-166 and MN-221 development programs
•
~$40.7 million net Cash, Cash Equivalents and Marketable Securities as of 6/30/09
Investment Highlights
Investment Highlights

Addendum: Addendum: Additional Information • Avigen Transaction • MN-221 Data • MN-166 Data

© MediciNova, Inc. 2009 38
Other potential benefits that may accrue should Avigen’s shareholders elect to take convertible notes as merger consideration and subsequently convert these notes:
•
Increased liquidity in the U.S. markets:
•
Presuming that 100% of Avigen’s shareholders elect to receive convertible notes and convert such notes, MediciNova’s publicly held shares would increase  by approximately 45%. Assuming that average daily volume of MediciNova’s shares traded increases commensurately, the range of potential investors would be expected to expand with the increased liquidity and market capitalization.
•
Using the conversion price of $6.80 and assuming 100% conversion into
MediciNova shares, MediciNova’s post-transaction market capitalization would have been approximately $119 million as of 8/19/2009.
•
Effective share issuance at the market:
•
MediciNova effectively will have raised capital without payment of offering expenses and underwriting commissions, which are typically 15% in many small/micro-cap companies.
•
A conversion price of $6.80 and a 15% average discount yields savings of approximately $1.02 per MediciNova share.  Once again, assuming 100% of
Avigen’s shareholders elect to receive convertible notes and convert such notes, this could represent a savings of approximately $6.0 million from a marketed offering of MediciNova shares.
Other Potential Value from
Other Potential Value from
Avigen
Avigen
Transaction
Transaction

© MediciNova, Inc. 2009
Study Design
•
Randomized, placebo-controlled, double-blind, dose escalation study
•
23 subjects with mild-to-moderate stable asthma (FEV
1
60% predicted)
at 4 sites
•
Patients are randomized to one of four different treatment groups (25% of patients on placebo for every dose level)
• Each treatment sequence consist of placebo and escalating doses of MN-221
(0.35µg/min, 1.0 µg/min, 3.5µg/min, 10µg/min, 16µg/min, 30µg/min, 60µg/min) for
15 minutes
•
Primary endpoint - mean change in FEV
1
(forced expiratory volume
in 1 second) from baseline at 15 minutes (the end of the infusion)
•
Outcome measures – inferential statistics – FEV
1
, pharmacokinetic (pk),
safety and tolerability
MN-221-CL-004
MN-221-CL-004
39

© MediciNova, Inc. 2009
Eligible subjects were randomly assigned in a 1:1:1:1 ratio to 1 of 4 dose escalation treatment sequences:
MN-221-CL-004:
MN-221-CL-004:
Dose Treatment Groups
Dose Treatment Groups
40
Group A Group B Group C Group D
Visit 2 Placebo
0.35 µg/min
for 15 minutes
0.35 µg/min
for 15 minutes
0.35 µg/min
for 15 minutes
Visit 3
1.0 µg/min
for 15 minutes
Placebo
1.0 µg/min
for 15 minutes
1.0 µg/min
for 15 minutes
Visit 4
3.5 µg/min
for 15 minutes
3.5 µg/min
for 15 minutes
Placebo
3.5 µg/min
for 15 minutes
Visit 5
10 µg/min
for 15 minutes
10 µg/min
for 15 minutes
10 µg/min
for 15 minutes
Placebo
Visit 6 Placebo
16 µg/min
for 15 minutes
16 µg/min
for 15 minutes
16 µg/min
for 15 minutes
Visit 7
30 µg/min
for 15 minutes
Placebo
30 µg/min
for 15 minutes
30 µg/min
for 15 minutes
Visit 8
60 µg/min
for 15 minutes
60 µg/min
for 15 minutes
Placebo
60 µg/min
for 15 minutes

© MediciNova, Inc. 2009
Study Design
•
Randomized, placebo-controlled, single-blind, dose rate escalation study
•
17 subjects with moderate-to-severe stable asthma (FEV
1
40%, but =
75% predicted) at 4 sites
•
Doses:
• 16 µg/min for 15 minutes followed by 8 µg/min for 105 minutes
(2-hour infusion with a total dose of 1,080 µg) or placebo
• 30 µg/min for 15 minutes followed by 15 µg/min for 45 minutes
(1-hour infusion with a total dose of 1,125 µg) or placebo
•
Outcome measures – descriptive statistics only – FEV
1
, pk, safety
MN-221-CL-005
MN-221-CL-005
41

© MediciNova, Inc. 2009
Study Design
•
Randomized, placebo-controlled, modified single-blind, dose escalation study
•
29 patients with acute exacerbations of asthma (FEV
1
= 55% predicted) at
8 Emergency Department sites
•
Doses:
• 16 µg/min for 15 minutes (240 µg)
• 30 µg/min for 15 minutes (450 µg)
• 16 µg/min for 15 minutes; 8 µg/min for 105 minutes (1,080 µg)
•
Patients received Standard of Care (SOC) treatment in addition to adjunctive treatment with MN-221 or placebo
•
Outcome measures – descriptive statistics only – FEV
1
, pk, safety
MN-221-CL-006
MN-221-CL-006
42

© MediciNova, Inc. 2009
MN-221 Safety Summary
MN-221 Safety Summary
Phase II Study Safety Findings:
•
No clinically significant cardiovascular, ECG, or vital sign changes, or other safety concerns, observed at doses up to 3840 micrograms in 4 hours.
Safety Database:
•
MN-221 has been tested in almost 300 subjects in the US and Europe to date.
•
Subjects have had infusions with no clinically significant adverse events at:
• 16 micrograms/minute for up to 4 hours for a total of 3840 micrograms, and at lower doses for up to 24 hours
43

Percent Brain Volume Reduction (0-12 months)
60 mg
30 mg
Placebo
0.79; p=0.035 v. Placebo
1.05; NS v. Placebo
0
0.2
0.4
0.6
0.8
1
1.2
1.4
Percent Brain Volume reduction

MEDICINOVA

© MediciNova, Inc. 2009
Brain volume changes are linked to axonal loss
44
MN-166  -
MN-166  -
Chronic Efficacy
Chronic Efficacy
Demonstrated: Effects on Brain Volume
Demonstrated: Effects on Brain Volume
1.20

© MediciNova, Inc. 2009
Reduction of
Persistent Black Hole (PBH) Formation
Parameter
Treatment Groups
Placebo 30 mg/day 60 mg/day
# Patients w. New Lesions at Month 2 72 64 56
# Patients w.    1 PBH (% of Pts. w. New Lesions) 41 (56.9%) 33 (51.6%) 28 (50%)
Mean Proportion of Lesions Evolving to PBH 0.24 0.20 0.16
Median Proportion of Lesions Evolving to PBH 0.17 0.08 0.04
Relative Risk (for Evolution to PBH) vs. placebo - 0.74 0.63
p Value - 0.074
0.011
New T1 gadolinium-enhancing or new T2 lesions were defined as NL in the first on-study MRI at month 2
Lesions that were hypointense and inactive at month 10 were PBH
Relative Risk (RR) of NL evolution to PBH was analyzed using a general linear model with the error term from the Poisson distribution
MN-166 -
MN-166 -
Reduction of Persistent Black Hole
Reduction of Persistent Black Hole
(PBH) Formation, a Sign of Axonal Loss
(PBH) Formation, a Sign of Axonal Loss
45

© MediciNova, Inc. 2009
Approx. Sales
2008**
Compound Sponsor Side Effects
$2.3 Billion Copaxone®
Teva &
Sanofi-Aventis
Pain, redness, swelling, itching, chest pain,
weakness, infection, nausea, anxiety are
most common, also heart palpitations and
trouble breathing after injection
$2.2 Billion Avonex® Biogen-Idec
Depression and flu-like symptoms most
common, also  liver injury, severe allergic
reactions, drop in red/white blood cell count
$1.9 Billion Rebif® Serono & Pfizer
Depression and flu-like symptoms most
common, also liver problems, injection site
problems, severe allergic reactions, trouble
breathing/loss of consciousness
$1.6 Billion Betaseron® Bayer
Lymphopenia, injection site reaction,
asthenia, flu-like symptoms are most
common, also necrosis at injection site
$589 Million Tysabri® Biogen-Idec
Infections, depression, pneumonia, acute
hypersensitivity reactions, appendicitis most
common, also liver damage, PML
Multiple Sclerosis Market*
Multiple Sclerosis Market*
46
*All these top selling drugs for MS are immunomodulators
**Source: Company annual reports 2008

© MediciNova, Inc. 2009 47
•MN-166 was very well tolerated in Phase II study:
89% (264 of 297) of subjects completed the first 12 months of the study
82.5% (245 of 297) of subjects completed the full 24 months of the study
•Discontinuation
due to adverse effects was infrequent (5.1% in 60 mg/day for 24 months, 2.1%
in 30 mg/day for 24 months, 2.0% in placebo to 60 mg/day, 1.9% in placebo to 30 mg/day)
•Adverse effects were generally mild and self-limiting
•GI adverse effects as a group and depression were the only adverse events to occur more frequently in MN-166-treated than in placebo-treated subjects
•Tolerance to the GI side effects occurred rapidly (2-4 days) and tended to occur early in treatment whether MN-166 treatment was initiated in Year 1 or Year 2
•Mild-to-moderate depression was reported in 8 subjects; depression is common in MS patients and was reported only towards the end of the study
•No significant increase in adverse laboratory or ECG findings was observed
•20 serious adverse events were reported; all were not
or unlikely to be attributable to
treatment
•No deaths occurred in the study
MN-166 Overview-Safety
MN-166 Overview-Safety

© MediciNova, Inc. 2009
Compound Sponsor
Current
Phase
Safety Profile
from Phase II trials
MN-166 MediciNova Phase II Mild, transient GI upset
FTY 720 Novartis Phase III
Blood pressure
Heart rate
Dyspnea
Liver
enzymes
Lymphopenia
Cladribine
Merck
Serono
Phase III Fever
Nausea,
Vomiting
Leucopenia
BG-12 Biogen-Idec Phase III
H/A,
Nasopharyngitis
GI
disorders
Liver
enzymes
Laquinimod Teva Phase III Liver enzymes Arthralgia
Fibrinogen
Hemoglobin
MN-166 Safety Comparison
MN-166 Safety Comparison
with Other Oral Agents
with Other Oral Agents
48